UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2004

OCULAR SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22623	94-2985696
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1855 Gateway Boulevard, Suite 700, Concord, California (Address of principal executive offices)	94520 (Zip code)

Registrant’s telephone number, including area code: (925) 969-7000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

     On November 16, 2004, Ocular Sciences, Inc. (“Ocular”) issued a press release announcing that the Agreement and Plan of Merger dated as of November 16, 2004, as amended, by and among The Cooper Companies, Inc., Ocular and TCC Acquisition Corp. and the merger contemplated by that agreement have been approved by the required votes of the Ocular stockholders. The press release is furnished as Exhibit 99.1 to this Report and is incorporated by reference herein.

ITEM 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
No.	Description
99.1	Press release issued by Ocular Sciences, Inc. on November 16, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCULAR SCIENCES, INC.
By /s/ Steven M. Neil
Steven M. Neil
Dated: November 16, 2004	Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release issued by Ocular Sciences, Inc. on November 16, 2004